                                                                        Ex. 10.4

                   THIRD AMENDMENT TO ASSET PURCHASE AGREEMENT

     THIS SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT ("Amendment") is entered into as of November 10, 2004, by and between SILVERLEAF RESORTS, INC., a Texas corporation ("Seller") and ALGONQUIN WATER RESOURCES OF TEXAS, LLC, a Texas limited liability company; ALGONQUIN WATER RESOURCES OF MISSOURI, LLC, a Missouri limited liability company; ALGONQUIN WATER RESOURCES OF ILLINOIS, LLC, an Illinois limited liability company; ALGONQUIN WATER RESOURCES OF AMERICA, INC., a Delaware corporation; and ALGONQUIN POWER INCOME FUND, a Canadian income trust (collectively, the "Purchaser").

                                    RECITALS

     A. The parties hereto entered into that certain Asset Purchase Agreement as of August 29, 2004 (the "Agreement").

     B. The parties hereto desire to amend the Agreement as set forth in this Amendment.

                                    ARTICLE 1
                                   AGREEMENTS

     1.1 Amendment.  The Agreement is hereby amended as follows:

The first paragraph of Section 6.03 of the Agreement is hereby amended by deleting the words "sixty-five (65) days" and replacing it with the words "seventy-five (77) days", thereby extending the Inspection Period until the close of business November 12, 2004.

     1.2 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed am original, but all of which shall constitute the same instrument.

     1.3 Full Force and Effect. The Agreement as modified by this Amendment shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date above written.

SELLER:                                 PURCHASER:

SILVERLEAF RESORTS, INC.,               ALGONQUIN WATER RESOURCES OF TEXAS, LLC,
a Texas corporation                     a Texas limited liability company


By: /S/ HARRY J. WHITE, JR.             By: /S/ EDMUND PAMATAT
    ---------------------------------       ------------------------------------
Its: CFO                                Its: VP Corp Dev


                                        ALGONQUIN WATER RESOURCES OF MISSOURI,
                                        LLC, a Missouri limited liability
                                        company


                                        By: /S/ EDMUND PAMATAT
                                            ------------------------------------
                                        Its: VP Corp Dev


                                        ALGONQUIN WATER RESOURCES OF ILLINOIS,
                                        LLC, an Illinois limited liability
                                        company


                                        By: /S/ EDMUND PAMATAT
                                            ------------------------------------
                                        Its: VP Corp Dev


                                        ALGONQUIN WATER RESOURCES OF AMERICA,
                                        INC., a Delaware corporation


                                        By: /S/ IAN ROBERTSON
                                            ------------------------------------
                                        Its: Authorized Signing Officer


                                        ALGONQUIN POWER INCOME FUND, a Canadian
                                        income trust


                                        By: /S/ IAN ROBERTSON
                                            ------------------------------------
                                        Its:
                                             -----------------------------------